UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

Guru Favorite Stocks ETF

Annual Report

November 30, 2023

GURU FAVORITE STOCKS ETF

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS
November 30, 2023 (UNAUDITED)

Dear GFGF shareholders,

Thank you for your investment in the Guru Favorite Stocks ETF (“GFGF” or the “Fund”). The information presented in this letter relates to the operations of the Fund for its fiscal year ended November 30, 2023 (“FY 2023”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of long-term capital appreciation by investing in high quality companies that are favored by prominent long-term investors (“Gurus”) and at reasonable prices (“Guru Strategy”). The Fund’s sub-adviser, GuruFocus Investments, LLC (“GuruFocus”), tracks the equity portfolio holdings of approximately 20 Gurus. To be considered a Guru, the investor must have a long-term, publicly available track record of at least 10 years. In addition, the Guru must follow an investment strategy of investing in companies that the Guru considers to be high-quality. The list of Gurus will generally remain consistent, absent unusual circumstances – for example, the retirement of a particular Guru.

For FY 2023, GFGF was up 10.99% at its market price and up 11.17% at net asset value (NAV). Over the period, GFGF underperformed the Solactive GBS United States 1000 NTR Index, which was up 13.10%. For the calendar year of 2023, the net asset value per share of GFGF was up 24.51%, while the broad market index S&P 500 was up 26.29%. For the second half of 2023, the net asset value per share of GFGF was up 9.21%, while the S&P 500 was up 8.04%. For the quarter ended on December 31, 2023, the net asset value per share of GFGF was 14.98%, while the S&P 500 was up 11.69%.
It is now a little more than two years since the launch of GFGF. The S&P 500 is now back to about where it was two years ago; the Nasdaq Index is slightly lower than it was two years ago. GFGF is also almost back to its launch price. While I would love to do better than this, the performance of GFGF is within the range of my expectations and within the range of what the strategy has done in the past. We will continue to focus on the stocks that are favored by our selected group of Gurus, have high quality underlying businesses and are traded at reasonable valuations.

The best and worst performers of the Fund are listed below based on their contribution to the Fund’s return over FY 2023, taking into consideration the weighting of each security.

The best performing security in the Fund’s portfolio during FY 2023 was Microsoft Corp., which returned 54.77%. The second-best performing security was Lam Research Corp., which returned 78.28%. The third-best performing security for the period was Monolithic Power System, Inc., which returned 70.81%.

The worst performing security in the Fund’s portfolio during FY 2023 was Charles Schwab Corp., which returned -17.03%. The second-worst performing security was Elevance Health Inc, which returned -5.18%. The third-worst performing security was United Healthcare, Inc., which returned 2.78%.

GFGF distributes income to shareholders on an annual basis.

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS
November 30, 2023 (CONTINUED) (UNAUDITED)

Outlook

For 2023 the market has seen outsized gains for mega cap stocks, especially those in the technology sector, as shown in the chart below (source: GuruFocus.com). The stocks in healthcare, energy and financial services have underperformed, especially the stocks of smaller companies. With the high valuation of large tech companies, I expect their upsides to be much smaller than they were a year ago.

With the overall underperformance of the last year and lower valuation, I expect that the smaller companies will do better in the next 12-24 months. Interest rates will be most likely to come down, which tends to elevate the valuations of fast-growing smaller companies. In December 2023, as the expectation for the interest rates to decline, the Small-Cap Russell 2000 Index soared about 14%, on track for its biggest monthly gain in three years. This trend may continue into 2024.

As interest rates decline, the stocks that have higher-than-average dividend yield may come into favor, too. These stocks have largely underperformed in 2023. We can find many of them in the sectors of healthcare, consumer defense and energy.

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS
November 30, 2023 (CONTINUED) (UNAUDITED)

As to the economy, the Federal Reserve seems to have successfully engineered a soft landing. With the latest data, the corporate profit margin is still close to its historical highs, as shown in the chart below (source: GuruFocus.com). With the profit margin this high, it is unlikely that the economy will slip into recession in the short term. Therefore, the stock market will be unlikely to have large declines, especially when the interest rates will likely decline this year.

Overall, the stock market is not cheap. There are spots that are very expensive, whereas there are other spots that are relatively cheap. Overall, I think we can be optimistic with the market. I believe that companies with high quality characteristics and reasonable valuations will do better. That is the Guru Strategy that GFGF follows.

As I said many times before, I cannot guarantee the performance of the Fund. What I can guarantee is that much of my net worth is invested in GFGF and thus has the same rate of return. I didn’t sell even one share and never will for as long as I am the fund manager. I also added to my GFGF position during 2023 and my three children also own GFGF. GFGF is among the largest holdings for them.

We appreciate your continued investment in the Fund.

Sincerely,
/s/ Charlie Tian
Charlie Tian, Ph.D.
Chief Executive Officer
GuruFocus Investments, LLC

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS
November 30, 2023 (CONTINUED) (UNAUDITED)

Here are the answers and explanations to some of the questions that I have received from shareholders.

Is Dr. Charlie Tian getting paid for managing GFGF?

No. So far Dr. Tian has not taken any compensation from managing GFGF. Although GFGF has an total expense ratio of 0.65%. Dr. Tian may start to take compensation if the AUM of GFGF is more than $100 million.

Is GFGF liquid enough if I want to buy or sell large amounts?

Although GFGF is a relatively small ETF, and sometimes the traded volume is small, the liquidity of GFGF is dependent only on the trading volumes of the stocks in the portfolio. All of our stocks are large companies with high trading volumes. Therefore, GFGF is very liquid as well.

Why does the price of GFGF sometimes not change during the day?

For all ETFs, there are two numbers: its trading price and its net asset value. The net asset value changes constantly during trading hours, as the prices of the stocks in the portfolio change. But the ETF’s trading price will change only if there is a trade with the ETF. Therefore, there is a premium/discount between the trading price and the net asset value. But even if the ETF is not traded for a long time, the next time someone wants to trade, the trading price will still be around the net asset value instead of the price it was traded last time.

Why do GFGF prices sometimes seem out of sync with the changes of the stock prices of the holdings?

This is caused by the discrepancy between the trading price and the net asset value. It is usually a small number, within +/- 0.5%. But if you look at the daily changes, it may appear to be out of sync with the changes of the stock prices in the holdings.

Because of this, sometimes it might be helpful to use a limit order when buying an ETF, as a limit order can limit the price to a small range from the net asset value. You can find the net asset value of GFGF here: https://gurufocusetf.com/gfgf/

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not at net asset value (“NAV”)), and are not individually redeemed from the Funds. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Any offering must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Current and future portfolio holdings are subject to change and risk. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.
An investment in the Fund is subject to numerous risks, including possible loss of principal. The Fund is actively managed and does not seek to replicate a specified index. The Fund is subject to the following principal risks, among others:

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS
November 30, 2023 (CONTINUED) (UNAUDITED)
that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Stale Information Risk. The Sub-Adviser will recommend securities for the Fund based on publicly available information about the Gurus’ holdings. However, the publicly available information does not generally reflect real-time portfolio holdings. For example, information obtained via Form 13F filings are available only quarterly, and will contain information that is at least 45 days’ old. As a result, the Sub-Adviser may rank a particular security higher than it would have been ranked if the Sub-Adviser had access to all of the Guru’s portfolio holdings on a real-time basis. As a result, the Fund may purchase securities or retain securities that are no longer favored by the Gurus, which may hurt the Fund’s performance.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Semi-Annual Reallocation Risk. Because the Sub-Adviser will normally recommend changes to the Fund’s portfolio on a semi-annual basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following a semi-annual reconstitution that are not predictive of the market’s performance for the subsequent semi-annual period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a half a year if such changes first take effect promptly following a semi-annual reconstitution. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Investing in securities of medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Please refer to the prospectus for additional risk information.

The Solactive GBS United States 1000 NTR Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization. The index is calculated as a net total return index in USD and is reconstituted quarterly.

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS
November 30, 2023 (CONTINUED)(UNAUDITED)

The S&P 500 Index is a market-capitalization weighted index of 500 leading publicly traded companies in the U.S.

The CAPE ratio is a valuation measure that uses real earnings per share (EPS) over a 10-year period to smooth out fluctuations in corporate profits that occur over different periods of a business cycle. The CAPE ratio, using the acronym for cyclically adjusted price-to-earnings ratio, was popularized by Yale University professor Robert Shiller. It is also known as the Shiller P/E ratio.

The Fund is distributed by Quasar Distributors, LLC.

GURU FAVORITE STOCKS ETF

Growth of $10,000 (Unaudited)
$11,000
$10,000
$9,000
$8,000
$7,000
12/16/2021
2/28/2022
5/31/2022
8/31/2022
11/30/2022
2/28/2023
5/31/2023
8/31/2023
11/30/2023
$9,748
$9,524
$9,506
Guru Favorite Stocks ETF - NAV
Guru Favorite Stocks ETF - Market
Solactive GBS United States 1000 NTR Index

	Average Annual Return*
		Since Inception
	1 Year	(December 16, 2021)
Guru Favorite Stocks ETF - NAV	11.17%	-2.55%
Guru Favorite Stocks ETF - Market	10.99%	-2.46%
Solactive GBS United States 1000 NTR Index	13.10%	-1.30%

*This chart assumes an initial gross investment of $10,000 made on December 16, 2021. Returns shown include the dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GURU FAVORITE STOCKS ETF

Tabular Presentation of Schedule of Investments
As of November 30, 2023 (Unaudited)

Sector[1]	% of Net Assets
Information Technology	42.2%²
Financials	20.5%
Health Care	14.7%
Communication Services	9.8%
Consumer Discretionary	8.1%
Industrials	4.3%
Other³	0.4%
Total	100.0%

1	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.
2	For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.
3	Cash, cash equivalents, short-term investments and other assets less liabilities.

Guru Favorite Stocks ETF
Schedule of Investments
November 30, 2023

Shares		Value
COMMON STOCKS - 99.6%
Apparel, Accessories & Luxury Goods - 3.1%
2,252	Lululemon Athletica, Inc. (a)	$1,006,194
Application Software - 13.3%
2,132	Adobe, Inc. (a)	1,302,673
3,323	ANSYS, Inc. (a)	974,835
1,618	Intuit, Inc.	924,622
4,438	Salesforce, Inc. (a)	1,117,932
		4,320,062
Automotive Retail - 2.1%
10,681	CarMax, Inc. (a)	682,943
Broadline Retail - 2.9%
6,499	Amazon.com, Inc. (a)	949,439
Diversified Support Services - 4.3%
27,538	Copart, Inc. (a)	1,382,958
Financial Exchanges & Data - 6.3%
2,758	Moody's Corp.	1,006,560
2,482	S&P Global, Inc.	1,032,090
		2,038,650
Health Care Equipment - 3.0%
3,168	Intuitive Surgical, Inc. (a)	984,741
Health Care Facilities - 2.3%
3,025	HCA Healthcare, Inc.	757,702
Health Care Supplies - 2.2%
3,313	Align Technology, Inc. (a)	708,319
Interactive Media & Services - 9.8%
15,941	Alphabet, Inc. - Class A (a)	2,112,661
3,204	Meta Platforms, Inc. - Class A (a)	1,048,189
		3,160,850
Investment Banking & Brokerage - 2.0%
10,608	Charles Schwab Corp.	650,483
IT Consulting & Other Services - 3.9%
3,802	Accenture PLC - Class A ADR (b)	1,266,598
Managed Health Care - 7.1%
2,620	Elevance Health, Inc.	1,256,265
1,919	UnitedHealth Group, Inc.	1,061,149
		2,317,414
Multi-Sector Holdings - 4.1%
3,724	Berkshire Hathaway, Inc. - Class B (a)	1,340,640
Semiconductor Materials & Equipment - 4.8%
2,162	Lam Research Corp.	1,547,819
Semiconductors - 5.5%
2,249	Monolithic Power Systems, Inc.	1,234,071
1,170	NVIDIA Corp.	547,209
		1,781,280

Guru Favorite Stocks ETF
Schedule of Investments
November 30, 2023

Shares		Value
Systems Software - 10.9%
9,296	Microsoft Corp.	3,522,347
Technology Hardware, Storage & Peripherals - 3.8%
6,481	Apple, Inc.	1,231,066
Transaction & Payment Processing Services - 8.1%
3,046	Mastercard, Inc. - Class A	1,260,526
5,379	Visa, Inc. - Class A	1,380,682
		2,641,208
	TOTAL COMMON STOCKS (Cost $28,418,613)	32,290,713
MONEY MARKET FUNDS - 0.4%
127,515	First American Government Obligations Fund - Class X, 5.29% (c)	127,515
	TOTAL MONEY MARKET FUNDS (Cost $127,515)	127,515

	TOTAL INVESTMENTS (Cost $28,546,128) - 100.0%	$32,418,228
	Other Liabilities in Excess of Assets - (0.0%) (d)	(680)
	TOTAL NET ASSETS - 100.0%	$32,417,548

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Rate shown is the 7-day effective yield.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2023

Assets:
Investments in securities, at value	$32,418,228
Dividends and interest receivable	15,998
Total assets	32,434,226
Liabilities:
Accrued investment advisory fees	16,678
Total liabilities	16,678
Net Assets	$32,417,548

Net Assets Consist of:
Paid-in capital	34,972,456
Total distributable earnings (accumulated deficit)	(2,554,908)
Net Assets:	$32,417,548

Calculation of Net Asset Value Per Share:
Net Assets	$32,417,548
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	1,370,000
Net Asset Value per Share	$23.66

Cost of Investments in Securities	$28,546,128

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2023

Investment Income:
Dividend income	$221,835
Interest income	5,715
Securities lending income, net (Note 5)	75
Total investment income	227,625

Expenses:
Investment advisory fees	195,705
Net expenses	195,705

Net Investment Income (Loss)	31,920

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(3,266,053)
(3,266,053)
Net change in unrealized appreciation (depreciation) on:
Investments	6,504,977
6,504,977
Net realized and unrealized gain (loss) on investments:	3,238,924
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,270,844

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2023	For the Period Ended November 30, 2022⁽¹⁾
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$ 31,920	$115,394
Net realized gain (loss) on investments	(3,266,053)	(2,768,282)
Net change in unrealized appreciation (depreciation) on investments	6,504,977	(2,632,876)
Net increase (decrease) in net assets resulting from operations	3,270,844	(5,285,764)

Distributions to Shareholders:
Distributable earnings	(117,903)	(3,002)
Total distributions to shareholders	(117,903)	(3,002)

Capital Share Transactions:
Proceeds from shares sold	3,693,264	42,446,633
Payments for shares redeemed	(4,563,812)	(7,024,003)
Transaction fees (See Note 1)	2	1,289
Net increase (decrease) in net assets derived from net change in capital share transactions	(870,546)	35,423,919
Net Increase in Net Assets	2,282,395	30,135,153

Net Assets:
Beginning of period	30,135,153	—
End of period	$32,417,548	$30,135,153

Changes in Shares Outstanding:
Shares outstanding, beginning of period	1,410,000	—
Shares sold	160,000	1,760,000
Shares repurchased	(200,000)	(350,000)
Shares outstanding, end of period	1,370,000	1,410,000

(1) The Fund commenced operations on December 16, 2021.

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

FINANCIAL HIGHLIGHTS
For the Year Ended November 30, 2023

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Transaction Fees (See Note 1)	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses(3)(4)	Net Investment Income(3)	Portfolio Turnover Rate(5)
Year Ended November 30, 2023	$21.37	0.02	2.35	2.37	(0.08)	(0.08)	(0.00)(7)	$23.66	11.17%	$32,418	0.65%	0.11%	81%
December 16, 2021(6) to November 30, 2022	$25.00	0.08	(3.71)	(3.63)	(0.00)(7)	(0.00)(7)	(0.00)(7)	$21.37	-14.50%	$30,135	0.65%	0.40%	28%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.
(6)	Commencement of operations.
(7)	Rounds to less than $0.005.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 2023

NOTE 1 – ORGANIZATION

Guru Favorite Stocks ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on December 16, 2021. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek long-term capital appreciation.

Shares of the Fund are listed and traded on the Nasdaq Stock Market. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

 NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

The following is a summary of the fair value classification of the Fund’s investments as of November 30, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets*
Common Stocks	$32,290,713	$ -	$ -	$32,290,713
Money Market Funds	127,515	-	-	127,515
Total Investments in Securities	$32,418,228	$ -	$ -	$32,418,228

*For further detail on each asset class, see the Schedule of Investments

During the fiscal year ended November 30, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended November 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended November 30, 2023, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Fund’s Statement of Operations. During the fiscal year ended November 30, 2023, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income and net realized gains on securities for the Fund are declared and paid on annually. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.
Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.
Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended November 30, 2023, the following table shows the reclassifications made:

Distributable Earnings	Paid In Capital
$(1,232,569)	$1,232,569

NOTE 3 – RISKS

Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

Stale Information Risk. The Sub-Adviser will recommend securities for the Fund based on publicly available information about the Gurus’ holdings. However, the publicly available information does not generally reflect real-time portfolio holdings. For example, information obtained via Form 13F filings are available only quarterly, and will contain information that is at least 45 days’ old. As a result, the Sub-Adviser may rank a particular security higher than it would have been ranked if the Sub-Adviser had access to all of the Guru’s portfolio holdings on a real-time basis. As a result, the Fund may purchase securities or retain securities that are no longer favored by the Gurus, which may hurt the Fund’s performance.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Semi-Annual Reallocation Risk. Because the Sub-Adviser will normally recommend changes to the Fund’s portfolio on a semi-annual basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following a semi-annual reconstitution that are not predictive of the market’s performance for the subsequent semi-annual period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a half a year if such changes first take effect promptly following a semi-annual reconstitution. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Investing in securities of medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector but may underperform when economic conditions worsen.

Information Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Financials Sector Risk. The Fund is expected to have exposure to companies in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

GuruFocus Investments, LLC, serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

At a Board meeting held on December 13, 2021, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, approved the Advisory & Sub-Advisory Agreements. Per the Advisory Agreement, the Fund pays an annual rate of 0.65% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included in the semi-annual report dated May 31, 2022.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Fund’s Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

During the fiscal year, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent. As of the end of the fiscal year, there were no securities of the Fund out to loan.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”) is reflected in the Fund’s Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Fund during the fiscal year was $75.

Due to the absence of a master netting agreement related to the Fund's participation in securities lending, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2023, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$ 27,798,758	$ 24,496,115

For the fiscal year ended November 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$ -	$ 4,297,088

For the fiscal year ended November 30, 2023, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$ 463,141	$ 769,428

There were no purchases or sales of U.S. Government securities during the fiscal year.

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at November 30, 2023, were as follows:

Tax cost of Investments	$ 28,549,409
Gross tax unrealized appreciation	4,865,887
Gross tax unrealized depreciation	(997,068)
Net tax unrealized appreciation (depreciation)	3,868,819
Undistributed ordinary income	26,409
Undistributed long-term gain	-
Total distributable earnings	26,409
Other accumulated gain (loss)	(6,450,136)
Total accumulated gain (loss)	$ (2,554,908)

The difference between book and tax-basis cost is attributable to wash sales. Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended November 30, 2023, the Fund did not defer any qualified late year losses.

At November 30, 2023, the Fund had the following capital loss carryforwards that do not expire:

Short-Term	Long-Term
$(3,962,085)	$(2,488,051)

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 2023

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2023 and fiscal period ended November 30, 2022, were as follows:

Fiscal Year Ended November 30, 2023	Fiscal Period Ended November 30, 2022
Ordinary Income	Ordinary Income
$117,903	$ 3,002

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. There were no transactions that occurred during the period subsequent to November 30, 2023, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Guru Favorite Stocks ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guru Favorite Stocks ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets and the financial highlights for the period from December 16, 2021 (commencement of operations) to November 30, 2022, were audited by other auditors, whose report dated January 27, 2023, expressed an unqualified opinion on the financial statements and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 26, 2024

GURU FAVORITE STOCKS ETF

EXPENSE EXAMPLE NOVEMBER 30, 2023 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During Period

Actual	0.65%	$1,000.00	$1,094.90	$3.41
Hypothetical (5% annual return before expenses)	0.65%	1,000.00	1,021.81	3.29

1
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

GURU FAVORITE STOCKS ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (each a “Fund”, and collectively, the “Funds”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect each Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated certain representatives of the Adviser as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the June 9, 2023, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2023. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Funds to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

GURU FAVORITE STOCKS ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2023 for the Fund was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00%.

GURU FAVORITE STOCKS ETF

MANAGEMENT OF THE FUND
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below.
The address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Indefinite term; Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003–present).	49	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee and Audit Committee Chairman	Indefinite term; Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999–present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008–present).	49	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Indefinite term; Since 2018	Co-founder and CEO, PeopleJoy (2016–present).	49	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and Chairman	Indefinite term; Since 2014; President (2014 – 2023)	Founder and Executive Managing Member, EA Advisers (2013–present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010–present).	49	None

* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Additional information about the Affiliated Trustee and Independent Trustee is available in the Statement of Additonal Information (SAI).

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MANAGEMENT OF THE FUND (CONTINUED)

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary Born: 1982	President and Chief Executive Officer	Since 2023; Chief Compliance Officer (2015 – 2022); Secretary (2015 – 2023)	Chief Operating Officer and Managing Member, Alpha Architect (2014 – present); Chief Executive Officer of EA Advisers (2021 – present).
Alyssa M. Bernard Born: 1988	Secretary	Since 2023	General Counsel, EA Advisers (October 2023–present); Vice President—Regulatory Administration, U.S. Bank Global Fund Services (2021–2023); Assistant Vice President—Regulatory Administration, U.S. Bank Global Fund Services (2018–2021).
Sean Hegarty Born: 1993	Treasurer, Chief Financial Officer and Comptroller	Since 2023; Assistant Treasurer (2022 – 2023)	Chief Operating Officer, EA Advisers (2022–present); Assistant Vice President—Fund Administration, U.S. Bank Global Fund Services (2018–2022); Staff Accountant, Cohen & Company (2015–2018).
Jessica Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, EA Advisers (2021–present); Chief Compliance Officer, Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015–2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Technology Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – present); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019–2022).

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INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://gurufocusetf.com/.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://gurufocusetf.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at https://www.gurufocusetf.com/.

PRIVACY POLICY (UNAUDITED)

EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and non-affiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser
Empowered Funds, LLC dba EA Advisers
19 East Eagle Road
Havertown, Pennsylvania 19083

Sub-Adviser
GuruFocus Investments, LLC
1309 West 15th Street, Suite 370
Plano, Texas 75075

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202

Custodian and Securities Lending Agent
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

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(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$8,750	$9,750
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$2,250
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	$2,250	N/A
Registrant’s Investment Adviser	$0	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed with the May 31, 2023 semi-annual report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	02/03/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick R. Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	02/03/2024

By (Signature and Title)	/s/ Sean R. Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer and Comptroller

Date:	02/03/2024